                                                                    EXHIBIT 10.2

[BANK OF AMERICA LOGO]

                      BUSINESS LOAN AGREEMENT (ASSET BASED)

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BORROWER:  COLLEGIATE PACIFIC, INC.             LENDER: BANK OF AMERICA, N.A.
           13950 SENLAC DRIVE, SUITE 100                CLSC-COMMERCIAL BANKING
           FARMERS BRANCH, TX 75234                     TX1-609-06-01
                                                        P.O. BOX 830632
                                                        DALLAS, TX 75283-0632

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THIS BUSINESS LOAN AGREEMENT (ASSET BASED) DATED DECEMBER 26, 2001, IS MADE AND
EXECUTED BETWEEN COLLEGIATE PACIFIC, INC. ("BORROWER") AND BANK OF AMERICA, N.A. ("LENDER") ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS OR OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT ("LOAN"). BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS AS SET FORTH IN THIS AGREEMENT, AND (B) ALL SUCH LOANS SHALL BE AND REMAIN SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of December 26, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

         CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

                  (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

                  (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

                  (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

                  (4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

                  (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

                  (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

                  (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

         MAKING LOAN ADVANCES. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

         MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

         LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loan, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to
Lender:

         PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute financing statements and all documents perfecting Lender's Security Interest and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.
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                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 2
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         COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at 13950 Senlac Drive, Suite 100, Dallas, Texas 75234. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to Inventory are or will be located at 13950 Senlac Drive, Suite 100, Dallas, Texas 75234. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

         COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and schedules of Eligible Accounts and Eligible Inventory in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts, schedules shall be delivered within 30 days of quarter end, along with accounts receivable agings and accounts payable agings. With respect to Eligible Inventory, schedules shall be delivered within 30 days of quarter end, along with inventory listing.

         REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and
         (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

         REPRESENTATIONS AND WARRANTIES CONCERNING INVENTORY. With respect to the Inventory, Borrower represents and warrants to Lender: (1) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (2) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (3) The value of the Inventory will be determined on a consistent accounting basis; (4) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (5) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (6) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender name evidencing the storage of Inventory; and (7) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

ADDITIONAL CREDIT FACILITIES. In addition to the Primary Credit Facility, the following credit accommodations are either in place or will be made available to
Borrower:

         LETTER OF CREDIT FACILITY. Subject to the terms of this Agreement, Lender will issue standby letters of credit and commercial letters of credit (each a "Letter of Credit") on behalf of Borrower. At no time, however, shall the total face amount of all Letters of Credit outstanding, less any partial draws paid under the Letters of Credit exceed the sum of $250,000.00.

                  (1) Upon Lender's request, Borrower promptly shall pay to Lender issuance fees and such other fees, commissions, costs, and any out-of-pocket expenses charged or incurred by Lender with respect to any Letter of Credit.

                  (2) The commitment by Lender to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of this Agreement, automatically terminate on the Expiration Date and no Letter of Credit shall expire on a date which is more than zero ( ) days after the Expiration Date.

                  (3) Each Letter of Credit shall be in form and substance satisfactory to Lender and in favor of beneficiaries satisfactory to Lender, provided that Lender may refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where Lender, due to the beneficiary or the nationality or residence of the beneficiary, would be prohibited by any applicable law, regulation, or order from issuing such Letter of Credit. Under no circumstances, however, will a Letter of Credit exceed zero ( ) days from the issue date.

                  (4) Prior to the issuance of each Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall deliver to Lender a duly executed form of Lender's standard form of application for issuance of letter of credit with proper insertions.

LENDER'S RIGHTS UPON DEFAULT. Upon the occurrence of any Event of Default, Lender may, at its sole and absolute discretion and in addition to any other remedies available to it under this Agreement or otherwise, require Borrower to pay immediately to Lender, for application against drawings under any outstanding Letters of Credit, the outstanding principal amount of any such Letters of Credit which have not expired. Any portion of the amount so paid to Lender which is not applied to satisfy draws under any such Letters of Credit or any other obligations of Borrower to the Lender shall be repaid to Borrower without interest.

LENDER'S COSTS AND EXPENSES. Borrower shall, upon Lender's request, promptly pay to and reimburse Lender for all costs incurred and payments made by Lender by reason of any future assessment, reserve, deposit, or similar requirement or any surcharge, tax, or fee imposed upon Lender or as a result of Lender's compliance with any directive or requirement of any regulatory authority pertaining or relating to any Letter of Credit.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         LOAN DOCUMENTS. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties;
         (6) subordinations; (7) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

         FEES AND EXPENSES UNDER THIS AGREEMENT. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

         REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.


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                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 3
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REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

         ORGANIZATION. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in the State of Texas and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 13950 Senlac Drive, Suite 100, Farmers Branch, TX 75234. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

         ASSUMED BUSINESS NAMES. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:

              Borrower                    Assumed Business Name     Filing Location   Date
              --------                    ---------------------     ---------------   ----
              COLLEGIATE PACIFIC, INC.    PRODUCT MERCHANDISING

         AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

         FINANCIAL INFORMATION. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         LEGAL EFFECT. This Agreement constitutes, and any Instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

         HAZARDOUS SUBSTANCES. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

         NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of
         (1) all material adverse changes in Borrower's financial condition, and
         (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 4
================================================================================

         audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS. Furnish Lender with the following:

                  ANNUAL STATEMENTS. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

                  INTERIM STATEMENTS. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

                  ADDITIONAL REQUIREMENTS. Basis of Financial Statements. The financial statements required by this Agreement shall be prepared on a consolidated basis.

                  Compliance Certificates-Revised Schedule. In lieu of the provisions of the Affirmative Covenant paragraph below entitled "Compliance Certificates," the following provision is substituted to replace it in its entirety.

                  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will deliver to Lender (a) within 90 days following the end of each fiscal year, and (b) within 45 days following the end of each quarter, a certificate signed by the Borrower, or if the Borrower is a business entity, an authorized financial officer of Borrower setting forth (i) the information and computations (in sufficient detail) to establish that Borrower is in compliance with all financial covenants at the end of the period covered by the financial statements then being delivered to Lender, and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any Event of Default under this Agreement and, if any such default exists, specifying the nature thereof and the action Borrower is taking and proposes to take with respect thereto.

         All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, as Lender may request from time to time.

         FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

                  OTHER REQUIREMENTS. Debt to Worth Ratio. Maintain on a consolidated basis a ratio of Total Liabilities (excluding the non-current portion of Subordinated Liabilities) to Tangible Net Worth not exceeding 1.0:1.0. "Total Liabilities" means the sum of current liabilities plus long term liabilities. "Tangible Net Worth" means the value of Borrower's total assets (including leaseholds and leasehold improvements and reserves against assets but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from affiliates, officers, directors, employees, shareholders, members or managers of Borrower) less total liabilities, including but not limited to accrued and deferred income taxes, but excluding the non-current portion of Subordinated Liabilities. "Subordinated Liabilities" means liabilities subordinated to Borrower's obligations to Lender in a manner acceptable to Lender in its sole discretion.

                  Profitability. Maintain on a consolidated basis, a positive net income before taxes and extraordinary items for each annual accounting period.

                  Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, and coverages reasonably acceptable to Lender and by insurance companies authorized to transact business in Texas. BORROWER MAY FURNISH THE INSURANCE REQUIRED BY THIS AGREEMENT WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY BORROWER OR THROUGH EQUIVALENT COVERAGE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

                 NAMES OF GUARANTORS                              AMOUNTS
                 -------------------                              -------
                 MICHAEL J. BLUMENFELD                      $1,000,000.00
                 KESMIL MANUFACTURING, INC.                     UNLIMITED

         SUBORDINATION. Prior to disbursement of any Loan proceeds, deliver to Lender a subordination agreement on Lender's forms, executed by Borrower's creditor named below, subordinating all of Borrower's indebtedness to such creditor, or such lesser amount as may be agreed to by Lender in writing, and any security interests in collateral securing that indebtedness to the Loans and security interests of Lender.

                 NAME OF CREDITOR                           TOTAL AMOUNT OF DEBT
                 ----------------                           --------------------
                 MICHAEL J. BLUMENFELD                               $385,000.00

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 5
================================================================================

         PERFORMANCE. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

         OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

         ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         COMPLIANCE CERTIFICATES. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

         ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Borrower. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         CAPITAL EXPENDITURES. Make or contract to make capital expenditures, including leasehold improvements, in any fiscal year in excess of $150,000.00 or incur liability for rentals of property (including both real and personal property) in an amount which, together with capital expenditures, shall in any fiscal year exceed such sum.

         INDEBTEDNESS AND LIENS. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume additional indebtedness for borrowed money, including capital leases, in excess of the aggregate amount of $100,000.00, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

         ADDITIONAL FINANCIAL RESTRICTIONS. The paragraph entitled "Continuity of Operations" under NEGATIVE COVENANTS, is replaced in its entirety by the following: " (1) Engage in any business activities substantially different than those in which Borrower is presently engaged; or (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock); provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, Borrower may pay dividends from earnings available for distributions and earned during the immediately preceding fiscal year, and in any event, not in excess of 50% of Borrower's net income in any one fiscal year.

         CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or
         (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 6
================================================================================

         LOANS, ACQUISITIONS AND GUARANTIES. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

        INSECURITY. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 7
================================================================================

equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

EVENT OF DEFAULT UNDER RELATED DOCUMENTS. A default or event of default occurs under the terms of any Related Document executed by Borrower or any guarantor, pledgor, accommodation party or other obligor.

REVOCATION OR TERMINATION OF TRUST. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness secured hereunder or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

DEFAULT BY AFFILIATES. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of Lender or any other creditor. "Affiliate" shall mean any person or entity that controls, is controlled by, or under common control with the Borrower. "Control" shall mean the ability to vote twenty five percent (25%) or more of the voting stock or interest of such entity.

COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

              Bank of America, N.A.
              Dallas CLSC, Attn: Notice Desk
              901 Main, 6th Floor
              Dallas, TX 75283.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

         CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in any County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

         PAYMENT OF INTEREST AND FEES. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Borrower does

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 8
================================================================================

         not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Loan which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Loan than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance of the Loan, and when the principal has been paid in full, be refunded to Borrower.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVE JURY. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

         ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

         ADVANCE. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

         AGREEMENT. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

         BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

         BORROWING BASE. The words "Borrowing Base" mean as determined by Lender from time to time, the lesser of (1) $2,500,000.00 or (2) the sum of
         (a) 80.000% of the aggregate amount of Eligible Accounts, plus (b) 40.000% of the aggregate amount of Eligible Inventory (limited to 100% of Accounts Receivable in the borrowing base) less (c) any Letters of Credit issued under Letter of Credit Facility.

         After calculating the portion of the Borrowing Base comprised of Eligible Accounts and Eligible Inventory, Lender shall deduct from such portion of the Borrowing Base such reserves as Lender may establish from time to time in its reasonable credit judgment, including, without limitation, reserves for rent at leased locations subject to statutory or contractual landlord's liens, inventory shrinkage, dilution, customs charges, warehousemen's or bailees' charges, liabilities to growers of agricultural products which are entitled to lien rights under the federal Perishable Agricultural Commodities Act or any applicable state law, and the amount of estimated maximum exposure, as determined by Lender from time to time, under any interest rate contracts which Borrower enters into with Lender (including interest rate swaps, caps, floors, options thereof, combinations thereof, or similar contracts).

         BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open in the State of Texas.

         COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

         ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

                  (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

                  (2) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

                  (3) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

                  (4) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                            PAGE 9
================================================================================

                  (5) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

                  (6) Accounts which are subject to dispute, counterclaim, or setoff.

                  (7) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

                  (8) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

                  (9) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

                  (10) Accounts which have not been paid in full within 90 DAYS from the invoice date. The entire balance of any Account of any single Account Debtor will be ineligible whenever the portion of the Account which has not been paid within 90 DAYS from the invoice date is in excess of 25.000% of the total amount outstanding on the Account.

                  (11) Accounts which have not been paid in full within 90 days from the invoice date or 60 days past due.

         ELIGIBLE INVENTORY. The words "Eligible Inventory" mean at any time, all of Borrower's Inventory as defined below except:

                  (1) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

                  (2) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

                  (3) Inventory that is in transit.

         ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

         EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         GRANTOR. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

         GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

         HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

         INVENTORY. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

         LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

         LETTER OF CREDIT. The words "Letter of Credit" mean a letter of credit issued by Lender on behalf of Borrower as described in the Letter of Credit Facility section of this Agreement.

         LOAN. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         NOTE. The word "Note" means (i) the Note executed by Borrower in the principal amount of $2,500,000.00 dated December 26, 2001, (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

         PERMITTED LIENS. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
                                   (CONTINUED)                           PAGE 10
================================================================================

         PRIMARY CREDIT FACILITY. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED DECEMBER 26, 2001.

BORROWER:

COLLEGIATE PACIFIC, INC.



By: /s/ MICHAEL J. BLUMENFELD
    -------------------------------------------------
    Michael J. Blumenfeld, Chief Executive Officer of
    Collegiate Pacific, Inc.


LENDER:

BANK OF AMERICA, N.A.




By: /s/ CAROLE GRIFFIN
    -------------------------------------------------
    Authorized Signer

                            EXHIBIT TO LOAN AGREEMENT
================================================================================

BORROWER:  COLLEGIATE PACIFIC, INC.              LENDER: BANK OF AMERICA, N.A.
           13950 SENLAC DRIVE, SUITE 100                 CLSC-COMMERCIAL BANKING
           FARMERS BRANCH, TX 75234                      TX1-609-06-01
                                                         P.O. BOX 830632
                                                         DALLAS, TX 75283-0632
GUARANTOR: MICHAEL J. BLUMENFELD
           KESMIL MANUFACTURING, INC.
           13950 SENLAC DRIVE, SUITE 100
           FARMERS BRANCH, TX 75234
================================================================================

THIS EXHIBIT TO LOAN AGREEMENT IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE BUSINESS LOAN AGREEMENT (ASSET BASED), DATED DECEMBER 26, 2001, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN BANK OF AMERICA, N.A. AND COLLEGIATE PACIFIC, INC.

         CHANGE OF OWNERSHIP. NOT TO CAUSE, PERMIT, OR SUFFER ANY CHANGE IN BORROWER'S CAPITAL OWNERSHIP SUCH THAT MICHAEL J. BLUMENFELD CEASES TO OWN AND CONTROL, DIRECTLY AND INDIRECTLY, AT LEAST FIFTY ONE PERCENT (51%) OF BORROWER'S CAPITAL OWNERSHIP. ANY CONFLICTING PARAGRAPH ENTITLED "CHANGE OF OWNERSHIP" IN THE DEFAULT SECTION OF THIS AGREEMENT IS HEREBY DELETED.

THIS EXHIBIT TO LOAN AGREEMENT IS EXECUTED ON DECEMBER 26, 2001.

BORROWER:

COLLEGIATE PACIFIC, INC.



BY: /S/ MICHAEL J. BLUMENFELD
    -------------------------------------------------
    MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
    COLLEGIATE PACIFIC, INC.


LENDER:

BANK OF AMERICA, N.A.




BY: /S/ CAROLE GRIFFIN
    -------------------------------------------------
    AUTHORIZED SIGNER

                           BORROWING BASE CERTIFICATE

Status as of                  ,         .
            ------------------ ---------

In accordance with the terms of that Loan Agreement dated December 26, 2001 by and between Collegiate Pacific, Inc. and Bank of America, N.A., we hereby represent and warrant as follows:


1.        TOTAL ACCOUNTS RECEIVABLE                                               $
                                                                                   -------------

2.        LESS INELIGIBLE ACCOUNTS RECEIVABLE
          (AS SET FORTH IN THE LOAN AGREEMENT)                                    $
                                                                                   -------------

3.        ELIGIBLE ACCOUNTS RECEIVABLE (LINE 1 MINUS LINE 2)                      $
                                                                                   -------------

4.        MULTIPLY LINE 3 TIMES 80% (.8)                                          $
                                                                                   -------------

5.        TOTAL INVENTORY                                                         $
                                                                                   -------------

6.        LESS INELIGIBLE INVENTORY
          (AS DEFINED IN THE LOAN AGREEMENT)                                      $
                                                                                   -------------

7.        ELIGIBLE INVENTORY (LINE 5 MINUS LINE 6)                                $
                                                                                   -------------

8.        MULTIPLY LINE 7 TIMES 40% (.40)                                         $
                                                                                   -------------

9.        INVENTORY AVAILABLE FOR BORROWING BASE
          (USE LESSER OF AMOUNT IN LINE 8 OR LINE 4)                              $
                                                                                   -------------

10.       TOTAL BORROWING BASE (ADD LINES 4 AND 9)                                $
                                                                                   -------------

11.       LESS LETTERS OF CREDIT (UP TO $250,000 ALLOWED)                         $
                                                                                   -------------

12.       NET AVAILABLE (LINE 10 MINUS LINE 11)                                   $
                                                                                   -------------

13.       MAXIMUM LOAN AMOUNT                                                     $ 2,500,000.00

14.       ADJUSTED NET AVAILABLE (LESSER OF LINE 12 OR 13)                        $
                                                                                   -------------

15.       OUTSTANDING BALANCE AS OF REPORT DATE                                   $
                                                                                   -------------

16.       AVAILABLE FOR FURTHER ADVANCES
          (LINE 14 MINUS LINE 15). PAYDOWN IF NEGATIVE.                           $
                                                                                   -------------


Borrower:

By:
   ---------------------------

Name:

Title:

                         FORM OF COMPLIANCE CERTIFICATE

          This Compliance Certificate (the "Certificate") is delivered pursuant to the Loan Agreement dated as of December 26, 2001 (together with all amendments and modifications, if any, from time to time made thereto, the "Loan Agreement"), between Collegiate Pacific, Inc. (the "Borrower") and Bank of America, N.A. ("Lender"). Unless otherwise defined, terms used herein (including the exhibits hereto) have the meanings provided in the Loan Agreement.

          The undersigned, being the duly elected, qualified and acting ______________ of the Borrower, on behalf of the Borrower and solely in his or her capacity as an officer of the Borrower, hereby certifies and warrants that:

          He or she is the ________________ of the Borrower and that, as such, he or she is authorized to execute this Certificate on behalf of the Borrower.


          As of ______________, ___________:

                            Borrower was not in default of any of the
provisions of the Loan Agreement during the period to which this Certificate relates;

                            Debt to Worth Ratio. Borrower's consolidated Debt
to Worth Ratio was ______ to 1.0 as computed on Debt to Worth Ratio Exhibit attached hereto;

                            Profitability. Borrower's net income before taxes
and extraordinary items on a consolidated basis equaled $________ for each annual accounting period covered by this Compliance Certificate.

                            Capital Expenditures. Borrower's fixed asset costs
(including the amount of capital leases) during the fiscal year ended ________ equaled $________________.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate, this ___ day of___________________, 20___.


                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

                           DEBT TO WORTH RATIO EXHIBIT

                                                         PERIOD ENDING
                                                                      ----------

DEBT TO WORTH RATIO (ON A CONSOLIDATED BASIS)


1.        Total Liabilities:
          current liabilities                                                     $
                                                                                   -------------
          + long term liabilities (including, but not limited to,
          accrued and deferred income taxes)                                      $
                                                                                   -------------

          MINUS the non-current portion of liabilities subordinated to
          the Borrower's obligations to Lender                                   ($              )
                                                                                   -------------

          (A) = Total Liabilities                                                 $
                                                                                   -------------

2.        Tangible Net Worth:
          value of Borrower's total assets (including leaseholds,
          leasehold improvements and reserves against assets, but
          EXCLUDING all intangible assets as defined below*)                      $
                                                                                   -------------
          LESS
          Total Liabilities (see calculation 1(A) above)                 ($              )
                                                                           -------------

3.        (A) Tangible Net Worth                                                  $
                                                                                   -------------

DEBT TO WORTH RATIO = 1(A) divided by 3(A)                                                      to 1.0
                                                                                   -------------

Required Total Liabilities to Tangible Net Worth Ratio                                          to 1.0
                                                                                   -------------

*the sum of goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from affiliates, officers, directors, employees, shareholders, members or managers of Borrower.

[BANK OF AMERICA LOGO]

                                 PROMISSORY NOTE


================================================================================
BORROWER:  COLLEGIATE PACIFIC, INC.           LENDER:  BANK OF AMERICA, N.A.
           13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
           FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                       P.O. BOX 830632
                                                       DALLAS, TX 75283-0632

================================================================================

PRINCIPAL AMOUNT: $2,500,000.00                  DATE OF NOTE: DECEMBER 26, 2001

PROMISE TO PAY. COLLEGIATE PACIFIC, INC. ("BORROWER") PROMISES TO PAY TO BANK OF AMERICA, N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($2,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. The terms, including the rate, or index, formula, or provision of law used to compute the rate on the Note, will be subject to revision as to current and future balances, from time to time by notice from Lender in compliance with Section 303.103 of the Texas Finance Code.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 26, 2003. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING FEBRUARY 1, 2002, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY UNPAID COLLECTION COSTS AND ANY LATE CHARGES, THEN TO ANY ACCRUED UNPAID INTEREST, AND ANY REMAINING AMOUNT TO PRINCIPAL. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING, UNLESS SUCH CALCULATION WOULD RESULT IN A USURIOUS RATE, IN WHICH CASE INTEREST SHALL BE CALCULATED ON A PER DIEM BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, LENDER WILL NOT CHARGE INTEREST ON ANY UNDISBURSED LOAN PROCEEDS. NO SCHEDULED PAYMENT, WHETHER OF PRINCIPAL OR INTEREST OR BOTH, WILL BE DUE UNLESS SUFFICIENT LOAN FUNDS HAVE BEEN DISBURSED BY THE SCHEDULED PAYMENT DATE TO JUSTIFY THE PAYMENT.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the rate of interest publicly announced from time to time by the Lender as its Prime Rate. The Prime Rate is set by the Lender based on various factors, including the Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Lender's Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each date of such change in the index. Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied prior to maturity to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code.

PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. UPON PREPAYMENT OF THIS NOTE, LENDER IS ENTITLED TO THE FOLLOWING PREPAYMENT PENALTY: PREPAYMENTS MAY BE MADE IN WHOLE OR IN PART AT ANY TIME ON ANY LOAN FOR WHICH THE RATE IS BASED ON THE PRIME RATE OR ANY OTHER FLUCTUATING RATE OR INDEX WHICH MAY CHANGE DAILY. ALL PREPAYMENTS OF PRINCIPAL SHALL BE APPLIED IN THE INVERSE ORDER OF MATURITY, OR IN SUCH OTHER ORDER AS LENDER SHALL DETERMINE IN ITS SOLE DISCRETION. NO PREPAYMENT OF ANY OTHER LOAN SHALL BE PERMITTED WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER. NOTWITHSTANDING SUCH PROHIBITION, IF THERE IS A PREPAYMENT OF ANY SUCH LOAN, WHETHER BY CONSENT OF LENDER, OR BECAUSE OF ACCELERATION OR OTHERWISE, BORROWER SHALL, WITHIN 15 DAYS OF ANY REQUEST BY LENDER, PAY TO LENDER ANY LOSS OR EXPENSE, INCLUDING ANY LOSS OF ANTICIPATED PROFITS, WHICH LENDER MAY INCUR OR SUSTAIN AS A RESULT OF SUCH PREPAYMENT. FOR THE PURPOSES OF CALCULATING THE AMOUNTS OWED ONLY, IT SHALL BE ASSUMED THAT LENDER ACTUALLY FUNDED OR COMMITTED TO FUND THE LOAN THROUGH THE PURCHASE OF AN UNDERLYING DEPOSIT IN AN AMOUNT AND FOR A TERM COMPARABLE TO THE LOAN, AND SUCH DETERMINATION BY LENDER SHALL BE CONCLUSIVE, ABSENT A MANIFEST ERROR IN COMPUTATION. EXCEPT FOR THE FOREGOING, BORROWER MAY PAY ALL OR A PORTION OF THE AMOUNT OWED EARLIER THAN IT IS DUE. Any partial payment shall be in an amount equal to one or more full installments. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank of America, N.A., TX1-609-06-01, P.O. Box 830632 Dallas, TX 75283-0632.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 4.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 6.000 percentage points over the Index. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

                                 PROMISSORY NOTE

                                   (CONTINUED)                            PAGE 2

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in any County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO CH. 346 OF THE TEXAS FINANCE CODE.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

                                 PROMISSORY NOTE
                                   (CONTINUED)                            PAGE 3

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") under this Note:

EVENT OF DEFAULT UNDER RELATED DOCUMENTS. A default or event of default occurs under the terms of any promissory note, guaranty, pledge agreement, security agreement or other agreement or instrument executed by Borrower or any guarantor, pledgor, accommodation party or other obligor in connection with or relating to this Note.

JUDGMENT. The entry of a judgment against any Borrower or guarantor, pledgor, accommodation party or other obligor which Lender deems to be of a material nature, in Lender's sole discretion.

REVOCATION OR TERMINATION OF TRUST. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness evidenced hereby or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

DEFAULT BY AFFILIATES. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of Lender or any other creditor. "Affiliate" shall mean any person or entity that controls, is controlled by, or under common control with the Borrower. "Control" shall mean the ability to vote twenty five percent (25%) or more of the voting stock or interest of such entity.

ADVERSE CHANGE OF OBLIGOR. A material adverse change occurs in the financial condition of any guarantor, pledgor, accommodation party or other obligor, as determined by Lender in its sole discretion.

SALE OF NOTE. ASSIGNMENT. Lender may sell or offer to sell this Note, together with any and all documents guaranteeing, securing or executed in connection with this Note, to one or more assignees without notice to or consent of Borrower. Lender is hereby authorized to share any information it has pertaining to the loan evidenced by this Note, including without limitation credit information on the undersigned, any of its principals, or any guarantors of this Note, to any such assignee or prospective assignee.

COUNTERPART SIGNATURES. This Note may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

UNUSED COMMITMENT FEE. Borrower agrees to pay a fee on any difference between the maximum principal amount available under this Note and the amount of credit it actually uses, determined by the weighted average credit outstanding during the specified period. The fee will be calculated at .50% per year. This fee is due on April 1, 2002, and on the same day of each following quarter until the expiration of the availability of advances under this Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

COLLEGIATE PACIFIC, INC.

BY: /s/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
   COLLEGIATE PACIFIC, INC.

                                 EXHIBIT TO NOTE

================================================================================
BORROWER:  COLLEGIATE PACIFIC, INC.           LENDER:  BANK OF AMERICA, N.A.
           13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
           FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                       P.O. BOX 830632
                                                       DALLAS, TX 75283-0632

================================================================================


THIS EXHIBIT TO NOTE IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE PROMISSORY NOTE, DATED DECEMBER 26, 2001, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN BANK OF AMERICA, N.A. AND COLLEGIATE PACIFIC, INC.

OPTIONAL INTEREST RATES

         OPTIONAL RATES. IN ADDITION TO THE INTEREST RATE SPECIFIED IN THE NOTE, ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH BELOW, BORROWER WILL BE ABLE TO SELECT, FROM ONE OF THE FOLLOWING OPTIONAL RATES, AN INTEREST RATE WHICH WILL BE APPLICABLE TO A PARTICULAR DOLLAR INCREMENT OF AMOUNTS OUTSTANDING, OR TO BE DISBURSED, UNDER THE NOTE, DURING INTEREST PERIODS AGREED TO BY LENDER AND BORROWER. ANY PRINCIPAL AMOUNT BEARING INTEREST AT AN OPTIONAL RATE IS REFERRED TO AS A "PORTION":

         THE LIBOR RATE PLUS 3.00 PERCENTAGE POINTS.

         RATE TERMS. EACH OPTIONAL INTEREST RATE IS A RATE PER YEAR. INTEREST WILL BE PAID ON THE LAST DAY OF EACH INTEREST PERIOD, AND, IF THE INTEREST PERIOD IS LONGER THAN ONE MONTH, ON THE 1ST DAY OF EACH MONTH DURING THE INTEREST PERIOD. NO PORTION WILL BE CONVERTED TO A DIFFERENT INTEREST RATE DURING THE APPLICABLE INTEREST PERIOD. IF ANY PRINCIPAL AMOUNT BEARING INTEREST AT AN OPTIONAL INTEREST RATE IS REPAID DURING AN INTEREST PERIOD (OTHER THAN A SCHEDULED PRINCIPAL PAYMENT), SUCH REPAYMENT WILL BE CONSIDERED A PREPAYMENT SUBJECT TO ANY PREPAYMENT FEE AS DESCRIBED IN THE NOTE. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE NOTE OR ANY OTHER LOAN DOCUMENT, LENDER MAY TERMINATE THE AVAILABILITY OF OPTIONAL INTEREST RATES FOR INTEREST PERIODS COMMENCING AFTER THE DEFAULT OCCURS. NO INTEREST PERIOD MAY EXTEND BEYOND THE MATURITY DATE OF THE NOTE. AT THE END OF ANY INTEREST PERIOD, THE INTEREST RATE WILL REVERT TO THE RATE BASED ON THE PRIME RATE, UNLESS BORROWER HAS DESIGNATED ANOTHER OPTIONAL INTEREST RATE FOR THE PORTION.

         LIBOR RATE. THE ELECTION OF LIBOR RATES SHALL BE SUBJECT TO THE FOLLOWING TERMS AND REQUIREMENTS:

         (a) THE INTEREST PERIOD DURING WHICH THE LIBOR RATE WILL BE IN EFFECT WILL BE ONE, TWO, THREE, FOUR, SIX. THE FIRST DAY OF THE INTEREST PERIOD MUST BE A DAY OTHER THAN A SATURDAY, OR A SUNDAY ON WHICH LENDER IS OPEN FOR BUSINESS IN NEW YORK AND LONDON AND DEALING IN OFFSHORE DOLLARS (A "LIBOR BANKING DAY"). THE LAST DAY OF THE INTEREST PERIOD AND THE ACTUAL NUMBER OF DAYS DURING THE INTEREST PERIOD WILL BE DETERMINED BY LENDER USING THE PRACTICES OF THE LONDON INTER-BANK MARKET.

         (b) EACH LIBOR RATE PORTION WILL BE FOR AN AMOUNT NOT LESS THAN ONE HUNDRED THOUSAND DOLLARS ($100,000).

         (c) THE "LIBOR RATE" MEANS THE INTEREST RATE DETERMINED BY THE FOLLOWING FORMULA, ROUNDED UPWARD TO THE NEAREST 1/100 OF ONE PERCENT. (ALL AMOUNTS IN THE CALCULATION WILL BE DETERMINED BY LENDER AS OF THE FIRST DAY OF THE INTEREST PERIOD.)

           LIBOR RATE =        LONDON INTER-BANK OFFERED RATE
                              (1.00 - RESERVE PERCENTAGE)

         WHERE,

         (i) "LONDON INTER-BANK OFFERED RATE" MEANS THE AVERAGE PER ANNUM INTEREST RATE AT WHICH U.S. DOLLAR DEPOSITS WOULD BE OFFERED FOR THE APPLICABLE INTEREST PERIOD BY MAJOR BANKS IN THE LONDON INTER-BANK MARKET, AS SHOWN ON THE TELERATE PAGE 3750 (OR ANY SUCCESSOR PAGE) AT APPROXIMATELY 11:00 A.M. LONDON TIME TWO (2) LONDON BANKING DAYS BEFORE THE COMMENCEMENT OF THE INTEREST PERIOD. IF SUCH RATE DOES NOT APPEAR ON THE TELERATE PAGE 3750 (OR ANY SUCCESSOR PAGE), THE RATE FOR THAT INTEREST PERIOD WILL BE DETERMINED BY SUCH ALTERNATE METHOD
AS REASONABLY SELECTED BY LENDER. A "LONDON BANKING DAY" IS A DAY ON WHICH LENDER'S LONDON BANKING CENTER IS OPEN FOR BUSINESS AND DEALING IN OFFSHORE DOLLARS.

         (ii) "RESERVE PERCENTAGE" MEANS THE TOTAL OF THE MAXIMUM RESERVE PERCENTAGES FOR DETERMINING THE RESERVES TO BE MAINTAINED BY MEMBER BANKS OF THE FEDERAL RESERVE SYSTEM FOR EUROCURRENCY LIABILITIES, AS DEFINED IN FEDERAL RESERVE BOARD REGULATION D, ROUNDED UPWARD TO THE NEAREST 1/100 OF ONE PERCENT. THE PERCENTAGE WILL BE EXPRESSED AS A DECIMAL, AND WILL INCLUDE, BUT NOT BE LIMITED TO, MARGINAL, EMERGENCY, SUPPLEMENTAL, SPECIAL, AND OTHER RESERVE PERCENTAGES.

         (d) BORROWER SHALL IRREVOCABLY REQUEST A LIBOR RATE PORTION NO LATER THAN 12:00 NOON CENTRAL TIME ON THE LIBOR BANKING DAY PRECEDING THE DAY ON WHICH THE LONDON INTER-BANK OFFERED RATE WILL BE SET, AS SPECIFIED ABOVE. FOR EXAMPLE, IF THERE ARE NO INTERVENING HOLIDAYS OR WEEKEND DAYS IN ANY OF THE RELEVANT LOCATIONS, THE REQUEST MUST BE MADE AT LEAST THREE DAYS BEFORE THE LIBOR RATE TAKES EFFECT.

         (e) LENDER WILL HAVE NO OBLIGATION TO ACCEPT AN ELECTION FOR A LIBOR RATE PORTION IF ANY OF THE FOLLOWING DESCRIBED EVENTS HAS OCCURRED AND IS
CONTINUING:

         (i) DOLLAR DEPOSITS IN THE PRINCIPAL AMOUNT, AND FOR PERIODS EQUAL TO THE INTEREST PERIOD, OF A LIBOR RATE PORTION ARE NOT AVAILABLE IN THE LONDON INTER-BANK MARKET; OR

         (ii) THE LIBOR RATE DOES NOT ACCURATELY REFLECT THE COST OF A LIBOR RATE PORTION.

         NOTICES; AUTHORITY TO ACT. LENDER MAY ACCEPT REQUESTS BY BORROWER FOR OPTIONAL INTEREST RATES MADE BY TELEPHONE. BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF LENDER HEREIN TO RECEIVE CERTAIN NOTICES BY TELEPHONE IS SOLELY FOR THE CONVENIENCE OF BORROWER. LENDER SHALL BE ENTITLED TO RELY ON THE AUTHORITY OF THE PERSON PURPORTING TO BE A PERSON AUTHORIZED BY BORROWER TO GIVE SUCH NOTICE, AND LENDER SHALL HAVE NO LIABILITY TO BORROWER ON ACCOUNT OF ANY ACTION TAKEN BY LENDER IN RELIANCE UPON SUCH TELEPHONIC NOTICE. THE OBLIGATION OF BORROWER TO REPAY ALL SUMS OWING UNDER THE NOTE SHALL NOT BE AFFECTED IN ANY WAY OR TO ANY EXTENT BY ANY FAILURE BY LENDER TO RECEIVE WRITTEN CONFIRMATION OF ANY TELEPHONIC NOTICE OR THE RECEIPT BY LENDER OF A CONFIRMATION WHICH IS AT VARIANCE WITH THE TERMS UNDERSTOOD BY LENDER TO BE CONTAINED IN THE TELEPHONIC NOTICE.

THIS EXHIBIT TO THE NOTE IS EXECUTED AS OF THE DATE STATED ON THE NOTE.

                                 EXHIBIT TO NOTE
                                   (CONTINUED)                            PAGE 2

THIS EXHIBIT TO NOTE IS EXECUTED ON DECEMBER 26, 2001.

BORROWER:


COLLEGIATE PACIFIC, INC.

BY: /s/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
   COLLEGIATE PACIFIC, INC.

[BANK OF AMERICA LOGO]

                          COMMERCIAL SECURITY AGREEMENT


================================================================================
GRANTOR:   COLLEGIATE PACIFIC, INC.           LENDER:  BANK OF AMERICA, N.A.
           13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
           FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                       P.O. BOX 830632
                                                       DALLAS, TX 75283-0632

================================================================================


THIS COMMERCIAL SECURITY AGREEMENT DATED DECEMBER 26, 2001, IS MADE AND EXECUTED BETWEEN COLLEGIATE PACIFIC, INC. ("GRANTOR") AND BANK OF AMERICA, N.A. ("LENDER").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

       ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

       (A) All accessions, attachments, accessories, tools, parts, supplies, replacements and additions to any of the collateral described herein, whether added now or later.

       (B) All products and produce of any of the property described in this Collateral section.

       (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

       (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

       (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures the following described additional indebtedness: all obligations, debts and liabilities, including any swap, option or forward obligations, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any other party to this Agreement or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower or any other party to this Agreement may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. Unless the Borrower and any other party to this Agreement shall have otherwise agreed in writing or received written notice thereof, this Agreement shall not secure any obligation owing to Lender which constitutes "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act and any regulations promulgated thereunder.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

      PERFECTION OF SECURITY INTEREST. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

      NOTICES TO LENDER. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name;
      (2) change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

      NO VIOLATION: The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

      ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                            PAGE 2
================================================================================

      and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

      LOCATION OF THE COLLATERAL. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

      REMOVAL OF THE COLLATERAL. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action, which would require application for certificates of title for the vehicles outside the State of Texas, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

      TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

      TITLE. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

      REPAIRS AND MAINTENANCE. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

      INSPECTION OF COLLATERAL. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

      TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

      COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

      HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

      MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the Insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may, (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

      APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and


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                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                            Page 3
================================================================================

      which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

      INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

      INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      PAYMENT DEFAULT. Grantor fails to make any payment when due under the Indebtedness.

      OTHER DEFAULTS. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

      DEFAULT IN FAVOR OF THIRD PARTIES. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

      INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

      ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

      INSECURITY. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

      ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness immediately due and payable, without notice of any kind to Grantor.

      ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                            Page 4
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      property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

      SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

      APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

      COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

      OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

      OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

      ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (1) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

EVENT OF DEFAULTS UNDER RELATED DOCUMENTS. A default or event of default occurs under the terms of any Related Document executed by Borrower or any guarantor, pledgor, accommodation party or other obligor.

REVOCATION OR TERMINATION OF TRUST. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness secured hereunder or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                            Page 5
================================================================================

DEFAULT BY AFFILIATES. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of Lender or any other creditor. "Affiliate" shall mean any person or entity that controls, is controlled by, or under common control with the Borrower. "Control" shall mean the ability to vote twenty five percent (25%) or more of the voting stock or interest of such entity.

COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

              Bank of America, N.A.
              Dallas CLSC, Attn: Notice Desk
              901 Main, 6th Floor
              Dallas, TX 75283.

GRANTORS PLACE(S) OF BUSINESS AND LOCATION(S) COLLATERAL. All of Grantor's place(s) of business and/or location(s) where collateral are or will be kept are as follows: 13950 Senlac Drive, Suites 100 & 200, Farmers Branch, Texas 75234; Kuhne & Nagel, 4985 Outland Center Drive, #100, Memphis, Tennessee 33118; 7895 Stage Hills, Suite 105, Bartlett, Tennessee 38133; and Network Distribution of Dallas, 2005 Valley View Lane, Suite 100, Dallas, Texas 75234.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

      CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

      GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

      CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in any County, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

      NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

      POWER OF ATTORNEY. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

      SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision, illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

      SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

      SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

      TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

      WAIVE JURY. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                            PAGE 6
================================================================================

Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

      ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Grantor (or to a third party grantor acceptable to Lender).

      AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

      BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

      COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

      DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

      ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.
      L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

      EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

      GRANTOR. The word "Grantor" means Collegiate Pacific, Inc.

      GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

      GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

      HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

      INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

      LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

      NOTE. The word "Note" means (i) the Note executed by Borrower in the principal amount of $2,500,000.00 dated December 26, 2001, (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the Indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

      RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 26, 2001.

GRANTOR:


COLLEGIATE PACIFIC, INC.

BY: /s/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
   COLLEGIATE PACIFIC, INC.

[BANK OF AMERICA LOGO]


                          COMMERCIAL SECURITY AGREEMENT

================================================================================
BORROWER:   COLLEGIATE PACIFIC, INC.          LENDER:   BANK OF AMERICA, N.A.
            13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
            FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                        P.O. BOX 830632
GRANTOR:    KESMIL MANUFACTURING, INC.                  DALLAS, TX 75283-0632
            13950 SENLAC DRIVE, SUITE 100
            FARMERS BRANCH, TX 75234
================================================================================

THIS COMMERCIAL SECURITY AGREEMENT DATED DECEMBER 26, 2001, IS MADE AND EXECUTED AMONG KESMIL MANUFACTURING, INC. ("GRANTOR"); COLLEGIATE PACIFIC, INC. ("BORROWER"); AND BANK OF AMERICA, N.A. ("LENDER").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

       ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

       (A) All accessions, attachments, accessories, tools, parts, supplies, replacements and additions to any of the collateral described herein, whether added now or later.

       (B) All products and produce of any of the property described in this Collateral section.

       (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

       (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

       (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures the following described additional indebtedness: all obligations, debts and liabilities, including any swap, option or forward obligations, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any other party to this Agreement or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect absolute or contingent, liquidated or unliquidated and whether Borrower or any other party to this Agreement may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. Unless the Borrower and any other party to this Agreement shall have otherwise agreed in writing or received written notice thereof, this Agreement shall not secure any obligation owing to Lender which constitutes "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act and any regulations promulgated thereunder.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender;
(B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents

                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 2
================================================================================

and promises to Lender that:

       PERFECTION OF SECURITY INTEREST. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME BORROWER MAY NOT BE INDEBTED TO LENDER.

       NOTICES TO LENDER. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name;
       (2) change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

       NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

       ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

       LOCATION OF THE COLLATERAL. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

       REMOVAL OF THE COLLATERAL. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

       TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who quality as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

       TITLE. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

       REPAIRS AND MAINTENANCE. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

       INSPECTION OF COLLATERAL. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

       TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

       COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

       HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to

                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 3
================================================================================

       indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

       MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty
       (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

       APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

       INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

       INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

       PAYMENT DEFAULT. Borrower fails to make any payment when due under the Indebtedness.

       OTHER DEFAULTS. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

       DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

       FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

       DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

       INSOLVENCY. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

       CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help,
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                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 4
================================================================================

       repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

       EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

       ADVERSE CHANGE. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

       INSECURITY. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

       ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness immediately due and payable, without notice of any kind to Borrower or Grantor.

       ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

       SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

       APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

       COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

       OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

       OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

       ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the


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                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 5
================================================================================

award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

EVENT OF DEFAULT UNDER RELATED DOCUMENTS. A default or event of default occurs under the terms of any Related Document executed by Borrower or any guarantor, pledgor, accommodation party or other obligor.

REVOCATION OR TERMINATION OF TRUST. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness secured hereunder or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

DEFAULT BY AFFILIATES. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of Lender or any other creditor. "Affiliate" shall mean any person or entity that controls, is controlled by, or under common control with the Borrower. "Control" shall mean the ability to vote twenty five percent (25%) or more of the voting stock or interest of such entity.

COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

             Bank of America, N.A.
             Dallas CLSC, Attn: Notice Desk
             901 Main, 6th Floor
             Dallas, TX 75283.

GRANTORS PLACE(S) OF BUSINESS AND LOCATION(S) COLLATERAL. All of Grantor's place(s) of business and/or location(s) where collateral are or will be kept are as follows: 13950 Senlac Drive, Suites 100 & 200, Farmers Branch, Texas 75234; Kuhne & Nagel, 4985 Outland Center Drive, #100, Memphis, Tennessee 33118; 7895 Stage Hills, Suite 105, Bartlett, Tennessee 38133; and Network Distribution of Dallas, 2005 Valley View Lane, Suite 100, Dallas, Texas 75234.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

       AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

       ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

       CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

       GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

       CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in any County, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

       JOINT AND SEVERAL LIABILITY. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

       NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

       NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed


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                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 6
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       at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

       POWER OF ATTORNEY. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

       PAYMENT OF INTEREST AND FEES. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Grantor does not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Indebtedness which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Indebtedness than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance of the Indebtedness, and when the principal has been paid in full, be refunded to Grantor.

       SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

       SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

       SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

       TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

       WAIVE JURY. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

       ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Grantor (or to a third party grantor acceptable to Lender).

       AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

       BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

       COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

       DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

       ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

       EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

       GRANTOR. The word "Grantor" means Kesmil Manufacturing, Inc.

       GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

       GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

       HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

       INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

       LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

       NOTE. The word "Note" means (i) the Note executed by Borrower in the principal amount of $2,500,000.00 dated December 26, 2001, (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the Indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 7
================================================================================

      RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 26, 2001.

GRANTOR:



KESMIL MANUFACTURING, INC.


BY: /s/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, PRESIDENT OF KESMIL
   MANUFACTURING, INC.

BORROWER:



COLLEGIATE PACIFIC, INC.

BY: /s/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
   COLLEGIATE PACIFIC, INC.

[BANK OF AMERICA LOGO]

                            SUBORDINATION AGREEMENT

================================================================================
BORROWER:   COLLEGIATE PACIFIC, INC.          LENDER:   BANK OF AMERICA, N.A.
            13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
            FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                        P.O. BOX 830632
CREDITOR:   MICHAEL J. BLUMENFELD                       DALLAS, TX 75283-0632
            13950 SENLAC DRIVE, SUITE 100
            FARMERS BRANCH, TX 75234
================================================================================

THIS SUBORDINATION AGREEMENT DATED DECEMBER 26, 2001, IS MADE AND EXECUTED AMONG COLLEGIATE PACIFIC, INC. 13950 SENLAC DRIVE, SUITE 100; FARMERS BRANCH, TX 75234 ("BORROWER"); MICHAEL J. BLUMENFELD, 13950 SENLAC DRIVE, SUITE 100, FARMERS BRANCH, TX 75234 ("CREDITOR"); AND BANK OF AMERICA, N.A.; CLSC-COMMERCIAL BANKING; TX1-609-06-01; P.O. BOX 830632; DALLAS, TX 75283-0632 ("LENDER").

CURRENT INDEBTEDNESS OWING TO CREDITOR. As of the date of this Agreement, Borrower is indebted to Creditor in the AGGREGATE AMOUNT OF $385,000.00. This amount is the total indebtedness of every kind from Borrower to Creditor.

REQUESTED FINANCIAL ACCOMMODATIONS. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (A) new credit or loan advances, (B) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (C) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. BASED ON THE REPRESENTATIONS AND ACKNOWLEDGMENTS CONTAINED IN THIS AGREEMENT, BORROWER AND CREDITOR AGREE WITH LENDER AS FOLLOWS:

SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" as used in this Agreement mean the following specific indebtedness from BORROWER TO CREDITOR, including all renewals, extensions, modifications and substitutions for the indebtedness, including principal, interest, and all costs and Lender's reasonable attorneys' fees, relating to the indebtedness: $385,000.00.

SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" as used in this Agreement mean and include all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO LENDER. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs, Lender's reasonable attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to all Superior Indebtedness of Borrower to Lender, If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all Creditor's Security Interests to all Security Interests held by Lender, whether now existing or hereafter acquired.

PAYMENTS TO CREDITOR. Except as provided below, Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (A) any payment upon any Subordinated Indebtedness, (B) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (C) any transfer of any assets as security for the Subordinated Indebtedness. Notwithstanding the foregoing, Borrower may make regularly scheduled payments of $38,187.00 EACH QUARTER to Creditor in accordance with the terms of the Subordinated Indebtedness so long as Borrower is not in default under any agreement between Lender and Borrower. Creditor may not accelerate any amounts owed to Creditor without Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (A) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (B) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor if necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(B) this Agreement is executed at Borrower's

                            SUBORDINATION AGREEMENT
                                  (CONTINUED)                             PAGE 2
================================================================================

request and not at the request of Lender; (C) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (D) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (A) make one or more additional secured or unsecured loans to Borrower; (B) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (E) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (F) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (G) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. Any default by Borrower under the terms of the Subordinated Indebtedness also shall constitute an event of default under the terms of the Superior Indebtedness in favor of Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

       AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

       ATTORNEYS' FEES; EXPENSES. Creditor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Creditor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor also shall pay all court costs and such additional fees as may be directed by the court.

       AUTHORITY. The person who signs this Agreement as or on behalf of Creditor represents and warrants that he or she has authority to execute this Agreement and to subordinate the Subordinated Indebtedness and the Creditor's security interests in Borrower's property if any.

       CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

       GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

       CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in any County, Creditor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

       INTERPRETATION. In all cases where there is more than one Creditor, then all words used in this Agreement in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Creditor named in this Agreement or when this Agreement is executed by more than one, the words "Creditor" shall mean all and any one or more of them. Reference to the phrase "Creditor" includes the heirs, successors, assigns, and transferees of each of them.

       SUCCESSORS AND ASSIGNS. This Agreement shall be understood to be for the benefit of Lender and for such other person or persons as may from time to time become or be the holder or owner of any of the Indebtedness or any interest therein, and this Agreement shall be transferable to the same extent and with the same force and effect as any such Indebtedness may be transferable.

       NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

       WAIVE JURY. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated

                            SUBORDINATION AGREEMENT
                                  (CONTINUED)                             PAGE 3
================================================================================

to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

       AGREEMENT. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

       BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

       CREDITOR. The word "Creditor" means Michael J. Blumenfeld.

       INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

       LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

       RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

       SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

       SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" mean the indebtedness described in the section of this Agreement titled "Subordinated Indebtedness".

       SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" mean the indebtedness described in the section of this Agreement titled "Superior Indebtedness".

BORROWER AND CREDITOR EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR EACH AGREE TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 26, 2001.

BORROWER:



COLLEGIATE PACIFIC, INC.


By: /S/ MICHAEL J. BLUMENFELD
   -------------------------------------------------
   MICHAEL J. BLUMENFELD, CHIEF EXECUTIVE OFFICER OF
   COLLEGIATE PACIFIC, INC.

CREDITOR:


X /s/ MICHAEL J. BLUMENFELD
 ---------------------------------------------------
 MICHAEL J. BLUMENFELD, INDIVIDUALLY

[BANK OF AMERICA LOGO]


                               COMMERCIAL GUARANTY

================================================================================
BORROWER:    COLLEGIATE PACIFIC, INC.          LENDER:   BANK OF AMERICA, N.A.
             13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
             FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                         P. 0. BOX 830632
GUARANTOR:   KESMIL MANUFACTURING, INC.                  DALLAS TX 75283-0632
             13950 SENLAC DRIVE, SUITE 100
             FARMERS BRANCH, TX 75234
================================================================================

AMOUNT OF GUARANTY. THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

CONTINUING UNLIMITED GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, KESMIL MANUFACTURING, INC. ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO BANK OF AMERICA, N.A. ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF COLLEGIATE PACIFIC, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. UNDER THIS GUARANTY, THE LIABILITY OF GUARANTOR IS UNLIMITED AND THE OBLIGATIONS OF GUARANTOR ARE CONTINUING.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys' fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation and Lender's written acknowledgment of receipt. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND GUARANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO GUARANTOR'S WRITTEN REVOCATION OF THIS GUARANTY SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING OR OTHERWISE AFFECTING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO
TIME: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 2
================================================================================

obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor waives all rights of Guarantor under Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti--deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

       AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

       ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

       CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

       GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS GUARANTY HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

       CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in any County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

       INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty. Guarantor has had the

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 3
================================================================================

       opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

       INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

       NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

       NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

       SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

       WAIVE JURY. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or
(ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

LENDER'S RIGHT TO OBTAIN CREDIT REPORTS. Each Guarantor signing below authorizes and directs the Lender, as it deems necessary, to obtain one or more credit reports about him/her as individuals in connection with this Guaranty or any renewal, monitoring, or collection of the credit.

COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

             Bank of America, N.A.
             Dallas CLSC, Attn: Notice Desk
             901 Main, 6th Floor
             Dallas, TX 75283.

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 4
================================================================================

FINANCIAL INFORMATION FROM GUARANTOR. The Guarantor shall provide, or cause to be provided to Lender the following financial information and statements in form and content acceptable to Lender in its sole discretion as indicated below:
Within 365 days of the anniversary of Guarantor's last annual financial statement, the Guarantor's annual financial statements. Such additional financial information regarding Guarantor or any borrower, pledgor, accommodation party or other obligor with respect to the loan as Lender shall request. The financial statements required above shall include a properly completed Bank of America personal financial statement form with all questions fully answered and all schedules completed in their entirety, including all requested income/expense information, contingent liabilities disclosure; provided that, if Guarantor uses his/her own automated financial statement, Guarantor may supplement the statement with supporting schedules, certifications or other details so that all information requested on the Bank of America financial statement form is provided in lieu of using such form.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

       BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

       GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Kesmil Manufacturing, Inc.

       GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

       INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

       LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

       RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED DECEMBER 26, 2001.

GUARANTOR:


KESMIL MANUFACTURING, INC.

BY: /s/ MICHAEL J. BLUMENFELD
   ------------------------------------------
   MICHAEL J. BLUMENFELD, PRESIDENT OF KESMIL
   MANUFACTURING, INC.

CORPORATE ACKNOWLEDGEMENT

State of Texas                  )
                                )
County of Dallas                )

This instrument was acknowledged before me on Jan. 11, 2002, by Michael J. Blumenfeld, President of Kesmil, a Texas corporation, on behalf of said corporation.


                                     Notary Public in and for the State of Texas

                                      /s/ REGINA L. HALL
                                     -------------------------------
                                     Notary Signature
       REGINA L. HALL
       NOTARY PUBLIC                 Regina L. Hall
       STATE OF TEXAS                -------------------------------
          EXPIRES                    (Print Name of Notary)
        09-05-2005
                                     Notary In Charge
                                     -------------------------------
                                     Title (and Rank)

                                     9/5/2005
                                     -------------------------------
                                     My Commission Expires

[BANK OF AMERICA LOGO]


                               COMMERCIAL GUARANTY
================================================================================
BORROWER:    COLLEGIATE PACIFIC, INC.          LENDER:   BANK OF AMERICA, N.A.
             13950 SENLAC DRIVE, SUITE 100               CLSC-COMMERCIAL BANKING
             FARMERS BRANCH, TX 75234                    TX1-609-06-01
                                                         P. O. BOX 830632
GUARANTOR:   MICHAEL J. BLUMENFELD                       DALLAS, TX 75283-0632
             13950 SENLAC DRIVE, SUITE 100
             FARMERS BRANCH, TX 75234
================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS ONE MILLION & 00/100 DOLLARS ($1,000,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, MICHAEL J. BLUMENFELD ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO BANK OF AMERICA, N.A. ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF COLLEGIATE PACIFIC, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the sum of the principal amount of $1,000,000.00, plus all interest thereon, plus all of Lender's costs, expenses, and Lender's reasonable attorneys' fees incurred in connection with or relating to (A) the collection of the Indebtedness, (B) the collection and sale of any collateral for the Indebtedness or this Guaranty, or (C) the enforcement of this Guaranty. Attorneys' fees include, without limitation, Lender's reasonable attorneys' fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys' fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be avoidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation and Lender's written acknowledgment of receipt. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND GUARANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO GUARANTOR'S WRITTEN REVOCATION OF THIS GUARANTY SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING OR OTHERWISE AFFECTING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO
TIME: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 2
================================================================================

Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

       ADDITIONAL REQUIREMENTS. The Guarantor shall provide, or cause to be provided to Lender the following financial information and statements in form and content acceptable to Lender in its sole discretion as indicated below: Within 365 days of the anniversary of Guarantor's last annual financial statement, the Guarantor's annual financial statements. Such additional financial information regarding Guarantor or any borrower, pledgor, accommodation party or other obligor with respect to the loan as Lender shall request. The financial statements required above shall include a properly completed Bank of America personal financial statement form with all questions fully answered and all schedules completed in their entirety, including all requested income/expense information, contingent liabilities disclosure; provided that, if Guarantor uses his/her own automated financial statement, Guarantor may supplement the statement with supporting schedules, certifications or other details so that all information requested on the Bank of America financial statement form is provided in lieu of using such form.

       Unencumbered Liquid Assets. Guarantor shall hold Unencumbered Liquid Assets having an aggregate market value of not less than One Million and No/100 Dollars ($1,000,000.00). For the purposes of this Guaranty, "Unencumbered Liquid Assets" shall mean the following assets owned by Guarantor (excluding assets of any retirement plan) which (i) are not the subject of any lien, pledge, security interest or other arrangement with any creditor to have his claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of Guarantor, and (ii) may be converted to cash within five (5) days: (a) Cash or cash equivalents held in the United States; (b) United States Treasury or governmental agency obligations which constitute full faith and credit of the United States of America; (c) Commercial paper rated P-1 or A1 by Moody's or S&P, respectively; (d) Fixed income instruments rated investment grade by one of the rating agencies described in (c) above; (e) Eligible Stocks; (f) Mutual funds quoted in The Wall Street Journal which invest primarily in the assets described in (a) - (e) above. For purposes of this Guaranty:
       "Eligible Stocks" shall include any common or preferred stock which (i) is not subject to statutory or contractual restrictions on sales, (ii) is traded on a U.S. national stock exchange or included in the National Market tier of NASDAQ and (iii) has, as of the close of trading on the applicable exchange (excluding after hours trading), a per share price of at least $15.

       Compliance Certificates

       Guarantor covenants and agrees with Lender that, so long as this Guaranty remains in effect, Guarantor will deliver to Lender within 45 days following the end of each quarter, a certificate signed by the Guarantor, or if the Guarantor is a business entity, an authorized financial officer of Guarantor setting forth (i) the information and computations (in sufficient detail) to establish that Borrower is in compliance with all financial covenants at the end of the period, and (ii) whether there exists as of the date of the certificate, any Event of Default under this Guaranty and, if any such default exists, specifying the nature thereof and the action Guarantor is taking and proposes to take with respect thereto.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor waives all rights of Guarantor under Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 3
================================================================================

extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

       AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

       ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

       CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

       GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS GUARANTY HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

       CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in any County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of Texas.

       INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

       INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

       NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

       NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

       SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

       WAIVE JURY. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 4
================================================================================

statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement; (collectively a "Claim").

(b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

(d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

(e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

LENDER'S RIGHT TO OBTAIN CREDIT REPORTS. Each Guarantor signing below authorizes and directs the Lender, as it deems necessary, to obtain one or more credit reports about him/her as individuals in connection with this Guaranty or any renewal, monitoring, or collection of the credit.

COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

             Bank of America, N.A.
             Dallas CLSC, Attn: Notice Desk
             901 Main, 6th Floor
             Dallas, TX 75283.

FINANCIAL INFORMATION FROM GUARANTOR. The Guarantor shall provide, or cause to be provided to Lender the following financial information and statements in form and content acceptable to Lender in its sole discretion as indicated below:
Within 365 days of the anniversary of Guarantor's last annual financial statement, the Guarantor's annual financial statements. Such additional financial information regarding Guarantor or any borrower, pledgor, accommodation party or other obligor with respect to the loan as Lender shall request. The financial statements required above shall include a properly completed Bank of America personal financial statement form with all questions fully answered and all schedules completed in their entirety, including all requested income/expense information, contingent liabilities disclosure; provided that, if Guarantor uses his/her own automated financial statement, Guarantor may supplement the statement with supporting schedules, certifications or other details so that all information requested on the Bank of America financial statement form is provided in lieu of using such form.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

       BORROWER. The word "Borrower" means Collegiate Pacific, Inc., and all other persons and entities signing the Note in whatever capacity.

       GAAP. The word "GAAP" means generally accepted accounting principles.

       GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Michael J. Blumenfeld.

       GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

       INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

       LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

       RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 5
================================================================================

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED DECEMBER 26, 2001.

GUARANTOR:


X /s/ MICHAEL J. BLUMENFELD
  -----------------------------------
  MICHAEL J. BLUMENFELD, INDIVIDUALLY

INDIVIDUAL ACKNOWLEDGEMENT

State of Texas                  )
                                )
County of Dallas                )

This instrument was acknowledged before me on Jan 11, 2002, by
 Michael J. Blumenfeld
-----------------------
     (Guarantor)

                                     Notary Public in and for the State of Texas

                                     /s/ REGINA L. HALL
                                     ----------------------
                                     Notary Signature
        REGINA L. HALL
        NOTARY PUBLIC                Regina L. Hall
        STATE OF TEXAS               ----------------------
           EXPIRES                   (Print Name of Notary)
          09-05-2005

                                     ----------------------
                                     Title and Rank

                                     Notary In Charge
                                     ----------------------

[BANK OF AMERICA LOGO]


                        GUARANTOR COMPLIANCE CERTIFICATE


         This Compliance Certificate (the "Certificate") is delivered pursuant to the Guaranty dated as of December 26, 2001 (together with all amendments and modifications, if any, from time to time made thereto, the "Guaranty"), between Michael J. Blumenfeld (the "Guarantor") and Bank of America, N.A. ("Lender"). Unless otherwise defined, terms used herein (including the attachments hereto) have the meanings provided in the Guaranty.

         Guarantor hereby certifies and warrants that:

         1. He or she is the Guarantor and is authorized to execute this Certificate.

         2.       As of ________________, 20_____:

                  (a) NO DEFAULT. Guarantor was not in default of any of the provisions of the Guaranty during the period to which this Certificate relates;

                  (b) FINANCIAL COVENANT COMPLIANCE. Guarantor or Guarantor's authorized agent submits this Certificate in connection With the following financial covenants required by the terms of the Guaranty:

1. Unencumbered Liquid Assets. Guarantor's Unencumbered Liquid Assets equalled $1,000,000.00 as computed below:

2. Guarantor's Unencumbered Liquid Assets have an aggregate market value of $ _________________________ as detailed on (please check applicable boxes below):

         [ ] i. The brokerage statement(s) attached hereto.

         [ ] ii. The Schedule of Liquid Assets attached hereto.

         [ ] iii. Other. ___________________________________.


         IN WITNESS WHEREOF, the undersigned has executed and delivered this Compliance Certificate, this ____ day of _______________, 20___.



                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------



                                       1